Cohen
&CQ
REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of
Marathon Value Portfolio
and Board of Trustees of
Northern Lights Trust Fund
Ill

In planning and performing
our audit of the financial
statements of Marathon
Value Portfolio (the "Fund"),
a series    of Northern Lights
Fund Trust Ill, as of and for
the period ended September
30, 2016, in accordance with
the standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our    auditing
procedures for the purpose
of expressing our opinion on
the financial statements and
to comply with the
requirements of Form N-
SAR, but not for the purpose
of expressing an opinion on
the effectiveness of the
Fund's internal control over
financial reporting.
Accordingly, we express no
such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required
to assess the expected
benefits and related costs of
controls. A fund's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
(GAAP). A fund's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the fund; (2) provide
reasonable assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with GAAP, and that
receipts and expenditures
of the fund are being made
only in accordance with
authorizations of
management and trustees
of the fund; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
fund's assets that could
have a material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting
may not prevent or detect
misstat ements. Also,
projections of any evaluation
of effectiveness to future
periods are subject to the
risk that controls may
become inadequate because
of changes in conditions, or
that the degree of
compliance with the policies
or procedures may deteriorat
e.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not  allow
management  or employees,
in the normal course of
performing their assigned
functions, to  prevent or
detect misstatements on a
timely basis. A material
weakness is a deficiency, or
combination of deficiencies,
in internal control over
financial reporting, such that
there is a reasonable
possibility that a material
misstatement  of  the Fund's
annual or interim financial
statements will not be
prevented or detected on a
timely basis.

Our consideration of the
Fund's internal control over
financial reporting was for
the limited purpose
described in  the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses under
standards established by the
Public Company Accounting
Oversight Board (United
States).
However, we noted no
deficiencies in the Fund's
internal control over financial
reporting and its operation,
including controls over
safeguarding securities, that
we consider to be a material
weakness as defined above
as of September 30, 2016.

This report is intended solely
for the information and use
of management and the
Board of Trustees of the
Fund and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.
t 1e
nfJ
COHEN & COMPANY, LTD.
Cleveland, Ohio November
23, 2016

COHEN   &   COMPANY,  LTD.